UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 14, 2017

Naked Brand Group Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-37662	99-0369814
(State or other	(Commission	(IRS Employer
jurisdiction of incorporation)	File Number)	Identification No.)

10th Floor – 95 Madison Avenue, New York, NY 10016

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 212.851.8050

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed in its Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on September 27, 2016, on September 23, 2016, Naked Brand Group Inc. (the “Company”) received written notice (the “Initial Notice”) from the Listing Qualifications Staff of The Nasdaq Stock Market (“Nasdaq”) notifying the Company that it was not in compliance with Nasdaq Listing Rule 5550(b)(1) due to the Company’s failure to maintain a minimum of $2,500,000 in stockholders’ equity (the “Minimum Stockholders’ Equity Requirement”) or any alternatives to such requirement.

As previously reported in the Company’s Current Report on Form 8-K filed with the SEC on January 18, 2017, on November 9, 2016, the Company provided Nasdaq with a plan to regain compliance with the Minimum Stockholders’ Equity Requirement. On December 16, 2016, Nasdaq granted the Company an extension (the “Extension Notice”) of up to 180 calendar days from the date of the Initial Notice, or until March 22, 2017, to evidence compliance with the Minimum Stockholders’ Equity Requirement.

The Company subsequently took the following steps to regain compliance:

As disclosed in the Company’s Current Report on Form 8-K filed with the SEC on February 10, 2017, the Company entered into an At The Market Offering Agreement (the “Agreement”) with Maxim Group LLC (“Maxim”) pursuant to which the Company may sell from time to time, up to an aggregate of $5,000,000 of shares of the Company’s common stock, par value $0.001 per share (the “Shares”), through Maxim, as sales agent.

Pursuant to the Agreement, for the period commencing on February 10, 2017 through March 14, 2017, the Company has sold an aggregate of 1,363,642 Shares, for aggregate net proceeds to the Company of $3,388,638.27 after deduction of commissions payable to Maxim under the Agreement. Such shares were offered and sold pursuant to a shelf registration statement on Form S-3 (File No. 333-213965), which was declared effective by the SEC on October 19, 2016, the prospectus and the prospectus supplement relating to the offering of such shares that forms a part of the Form S-3.

On March 13, 2017, Carole Hochman, Chief Executive Officer of the Company, surrendered deferred compensation in the amount of $654,637. Also on March 13, 2017, the Company granted to Ms. Hochman 1,200,000 options to purchase shares of the Company’s common stock with an exercise price of $2.14, the price of the Company’s common stock as of March 13, 2017.

The Company affirmatively states that as of the date of this Current Report on Form 8-K, it believes that it has regained compliance with the Minimum Stockholders’ Equity Requirement based on the consummation of the aforementioned transactions. Nasdaq will continue to monitor the Company’s ongoing compliance with the Minimum Stockholders’ Equity Requirement and, if at the time of its next periodic report the Company does not evidence compliance therewith, the Company’s common stock may be subject to delisting from the Nasdaq Capital Market.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)  The information contained in Item 3.01 of this Current Report on Form 8-K regarding the grant of 1,200,000 stock options to Ms. Hochman is incorporated herein by reference thereto.

Additional Information and Where to Find It

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This Current Report on Form 8-K does not constitute the solicitation of any vote or approval. On March 9, 2017, Naked entered into Amendment No. 2 to the Letter of Intent, dated December 19, 2016, as amended February 10, 2017, entered into by Naked and Bendon in connection with a proposed business combination (the “Business Combination”). As contemplated by the amend Letter of Intent, Naked will now merge with and into a subsidiary of a newly formed Australian holding company (“NewCo”) which will be the ultimate parent company of Bendon and Naked. The proposed Business Combination will be submitted to the stockholders of Naked for their consideration. In connection therewith, the NewCo, Bendon and Naked intend to file relevant materials with the Securities and Exchange Commission (“SEC”), including a Registration Statement on Form F-4 to be filed by NewCo that will include a proxy statement of Naked that also constitutes a prospectus of NewCo and a definitive proxy statement/prospectus (when they become available) will be sent to Naked stockholders. Such documents are not currently available. Before making any voting or investment decision with respect to the Business Combination, investors and security holders of Naked are urged to read the definitive proxy statement/prospectus and the other relevant materials filed or to be filed with the SEC carefully and in their entirety when they become available because they will contain important information about NewCo, Naked, Bendon and the proposed Business Combination. The definitive proxy statement/prospectus and other relevant materials (when they become available), and any other documents filed by NewCo or Naked with the SEC, may be obtained free of charge at the SEC web site at www.sec.gov. In addition, investors and security holders of Naked may obtain free copies of the documents filed with the SEC by Naked by directing a written request to: Naked Brand Group Inc., 95 Madison Avenue, 10th Floor, New York, New York 10016, Attention: Investor Relations.

Participants in the Solicitation

Naked and its directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Naked in connection with the proposed Business Combination. Information regarding the participants in the proxy solicitation of the stockholders of Naked and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive proxy statement/prospectus regarding the proposed Business Combination and other relevant materials to be filed with the SEC by Naked when they become available. Additional information regarding the directors and executive officers of Naked is also included in Naked’s Annual Report on Form 10-K for the year ended January 31, 2016 and the proxy statement for Naked’s 2016 Annual Meeting of Stockholders. These documents are available free of charge at the SEC’s web site (www.sec.gov) and from Investor Relations at Naked at the address described above.

Forward-Looking Statements

Certain statements either contained in or incorporated by reference into this Current Report on Form 8-K, other than purely historical information, including estimates, projections and statements relating to Naked’s or Bendon’s business plans, objectives and expected operating results, and the assumptions upon which those statements are based, are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in or incorporated by reference into this Current Report regarding strategy, future operations, future transactions, future financial position, future revenue, projected expenses, prospects, plans and objectives of management are forward-looking statements. Examples of such statements include, but are not limited to, statements: the structure, timing and completion of the proposed Business Combination, the transactions contemplated thereby or any other actions to be taken in connection therewith; Naked’s continued listing on the NASDAQ Capital Market until closing of the proposed Business Combination; Naked’s continued compliance with the minimum shareholders’ equity requirements at the time of Naked’s next periodic report; NewCo’s anticipated listing on the NASDAQ Capital Market in connection with the closing of the proposed Business Combination; expectations regarding the capitalization, resources and ownership structure of the combined company; the adequacy of the combined company’s capital to support its future operations; Naked’s and Bendon’s plans, objectives, expectations and intentions; the nature, strategy and focus of the combined company; the executive and board structure of the combined company; and expectations regarding voting by Naked’s stockholders. Naked and/or Bendon may not actually achieve the plans, carry out the intentions or meet the expectations disclosed in the forward-looking statements and you should not place undue reliance on these forward-looking statements. Such statements are based on management’s current expectations and involve risks and uncertainties. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors, including, without limitation, risks and uncertainties associated with stockholder approval of and the ability to consummate the proposed Business Combination through the process being conducted by Naked, NewCo and Bendon, the ability of Naked, NewCo and Bendon to enter into a definitive agreement and consummate such transaction, the risk that one or more of the conditions to closing of the Business Combination may not be satisfied, including, without limitation, the effectiveness of the registration statement to be filed with the SEC or the listing of NewCo’s ordinary shares on the NASDAQ Capital Market, the lack of a public market for ordinary shares of NewCo and the possibility that a market for such shares may not develop, the ability to project future cash utilization and reserves needed for contingent future liabilities and business operations, the availability of sufficient resources of the combined company to meet its business objectives and operational requirements, the ability to realize the expected synergies or savings from the proposed Business Combination in the amounts or in the timeframe anticipated, the risk that competing offers or acquisition proposals will be made, the ability to integrate Naked’s and Bendon’s businesses in a timely and cost-efficient manner, the inherent uncertainty associated with financial projections, and the potential impact of the announcement or closing of the proposed Business Combination on customer, supplier, employee and other relationships. Naked disclaims any intent or obligation to update these forward-looking statements to reflect events or circumstances that exist after the date on which they were made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAKED BRAND GROUP INC.

By: /s/ Carole Hochman

Carole Hochman
Chief Executive Officer

Date: March 14, 2017